DELAWARE GROUP® ADVISER FUNDS

Delaware International Bond Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
dated February 28, 2013

On November 7, 2013, the Board of Trustees of Delaware Group Adviser Funds (the “Trust”) unanimously voted and approved a proposal to liquidate and dissolve the Fund. The liquidation and dissolution are expected to take effect on or about December 31, 2013.

As a result of the decision to pursue liquidation and dissolution of the Fund, as of the date of this Supplement, the Fund will be closed to new and existing investors and all sales efforts will cease. While the Fund is in the course of liquidating it will hold a high amount of cash and cash equivalents and will not be invested in accordance with its investment objective.

Until the liquidation of the Fund, shareholders of the Fund will have the opportunity to exchange their shares for shares of the same class of any of the other Delaware Investments® Funds.   Any exchange will be made at the current net asset value of the Fund and the selected Delaware Investments fund.  The Fund’s shareholders will not incur front-end or contingent deferred sales charges upon these exchanges. Furthermore, with respect to any shareholder that decides to redeem shares of the Fund rather than exchange them, the Fund will waive any contingent deferred sales charges otherwise assessable upon redemption.

If a shareholder does not opt to exchange or redeem his or her shares prior to the liquidation, the shareholder will be paid a liquidating distribution by the Fund.

The following is inserted immediately after the section entitled, “Fund summary”.

The Fund is closed to new and existing investors.

The following paragraph is inserted at the beginning of the section entitled, “Purchase and redemption of Fund shares”.

The Fund is closed to new and existing investors.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 7, 2013.